SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2013

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive

San Diego, CA 92111

(Address of Principal Executive Offices)

(858) 882-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 20, 2013, the Audit Committee of the Board of Directors of Leap Wireless International, Inc. (the “Company”) concluded, in consultation with management and after discussion with the Company’s independent registered public accounting firm (PricewaterhouseCoopers LLP), that, due to a classification error in the Company’s presentation of certain capital expenditures in the consolidated statements of cash flows, related supplementary cash flow disclosures and guarantor footnotes, the following financial statements should no longer be relied upon: (i) the consolidated financial statements for the fiscal years ended December 31, 2012 and 2011; and (ii) the condensed consolidated financial statements for the fiscal quarters ended March 31, 2013 and 2012; June 30, 2013 and 2012; and September 30, 2012.

The classification error related to certain purchases of property and equipment that were unpaid at each of the balance sheet dates (but that were scheduled to be settled in cash soon thereafter), which were incorrectly reflected as cash outflows from investing activities and cash inflows from operating activities.

The resulting restatements have no impact on the total end-of-period cash and cash equivalents reported on the consolidated statements of cash flows, on the related consolidated balance sheets, consolidated statements of comprehensive income or consolidated statements of stockholders’ equity, or on free cash flow (defined as cash flow from operating activities less capital expenditures) or adjusted operating income less depreciation and amortization (“adjusted OIBDA”) for any of the affected periods. The classification error was identified by management in connection with the preparation of the Company’s third quarter 2013 financial statements.

The following tables illustrate the estimated impact of the restatements on the consolidated statements of cash flows for the affected periods (unaudited):

	Year Ended December 31, 2012			Year Ended December 31, 2011
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
	In millions
Operating Activities
Changes in accounts payable and accrued liabilities	$(64)	$58	$(6)	$88	$(49)	$39
Net cash provided by (used for) operating activities	182	58	240	388	(49)	339
Investing Activities
Purchases of and prepayments for property and equipment	(436)	(58)	(494)	(452)	49	(403)
Net cash provided by (used for) investing activities	$(41)	$(58)	$(99)	$(780)	$49	$(731)

	Six Months Ended June 30, 2013			Three Months Ended March 31, 2013
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
	In millions
Operating Activities
Net cash provided by (used for) operating activities	$15	$18	$33	$26	$2	$28
Investing Activities
Purchases of and prepayments for property and equipment	(54)	(18)	(72)	(26)	(2)	(28)
Net cash provided by (used for) investing activities	$(203)	$(18)	$(221)	$(7)	$(2)	$(9)

	Nine Months Ended September 30, 2012			Six Months Ended June 30, 2012			Three Months Ended March 31, 2012
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
	In millions
Operating Activities
Net cash provided by (used for) operating activities	$149	$61	$210	$51	$35	$86	$35	$23	$58
Investing Activities
Purchases of and prepayments for property and equipment	(373)	(61)	(434)	(267)	(35)	(302)	(148)	(23)	(171)
Net cash provided by (used for) investing activities	$5	$(61)	$(56)	$(3)	$(35)	$(38)	$(23)	$(23)	$(46)

Management has considered the effect of the restatements on the Company’s prior conclusions as to the effectiveness of its disclosure controls and procedures and internal control over financial reporting. Management has concluded that a material weakness in internal controls over financial reporting existed during each of the affected periods and that the Company’s disclosure controls and procedures and internal control over financial reporting for such periods were therefore not effective. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

The Company expects to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, which will include restated financial statements for the fiscal quarter ended September 30, 2012. The Company will also file amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and to its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013 and June 30, 2013, to correct the errors referenced above and to reflect the existence of the related material weakness in internal control over financial reporting.

The Company does not expect the matters described above to affect the consummation of the merger transaction contemplated by the Agreement and Plan of Merger, dated as of July 12, 2013, by and among AT&T, Inc. (“AT&T”), the Company, Mariner Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of AT&T, and Laser, Inc., a Delaware corporation.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current expectations based on currently available operating, financial and competitive information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements are generally identified with words such as “anticipate,” “believe,” “estimate,” “intend,” “plan,” “could,” “may” and similar expressions. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things:

•	finalization of the restatements described above, including performance of the requisite procedures by the Company’s independent registered public accounting firm;

•	the ability of the Company to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; and

•	other factors detailed in the section entitled “Risk Factors” included in our periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

All forward-looking statements included in this report should be considered in the context of these risk factors. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: October 21, 2013	By	/s/ Robert J. Irving, Jr.
Name: Robert J. Irving, Jr.
Title: Chief Legal and Administrative Officer